UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
(Exact name of registrant as specified in charter)

101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jeff Smith
101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Name and address of agent for service)

(415) 248-8371
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)	Annual Report

FundX Funds

2 0 2 3

ANNUAL REPORT

SEPTEMBER 30, 2023

Table of Contents

Shareholder Letter	3

FundX ETF

Portfolio Manager Commentary	5
Performance Chart	6
Schedule of Investments	7

FundX Aggressive ETF

Portfolio Manager Commentary	8
Performance Chart	9
Schedule of Investments	10

FundX Conservative Upgrader Fund

Portfolio Manager Commentary	11
Performance Chart	12
Schedule of Investments	13

FundX Flexible Income Fund

Portfolio Manager Commentary	15
Performance Chart	16
Schedule of Investments	17

Statements of Assets and Liabilities	19
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	27
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	37
Expense Example	38
Trustee and Executive Officers Information	39
Board Approval of Investment Advisory Agreement	41
Funds’ Liquidity Risk Management Program	43
Additional Information	44

Annual Report 2023	Fundxfunds.com	1

1969	FundX Investment Group (then called DAL) is a registered investment advisor (RIA).

1976	The firm starts publishing FundX newsletter.

2001	FundX creates its first mutual fund, packaging its popular growth model as a mutual fund.

2002	FundX expands its fund family to include an aggressive growth fund, a balanced fund, and a fixed income fund.

2022	FundX joins One Capital Management, LLC, and converts two of its longtime mutual funds into actively managed ETFs.

50+ Years of Investment Management

FundX, now a division of One Capital Management, was one of the first investment advisors to use no-load mutual funds to actively manage client accounts in 1969. Today, the firm manages fund and ETF portfolios for its wealth management clients and shareholders of the FundX Funds and ETFs.

Simplifying Fund Investing

FundX created the FundX Funds in 2001, packaging one of its popular client growth portfolios as a mutual fund that was available to everyone. It now manages four FundX Funds and ETFs designed to meet a range of investor goals and risk levels.

The FundX Funds and ETFs make it easy to own an actively managed portfolio of funds and ETFs in one fund purchase. The FundX Funds and ETFs help investors simplify their investing, adapt to changing markets, and work toward their investment goals.

Managed with Investors’ Best Interests in Mind

FundX joined One Capital Management, LLC, in 2022, and One Capital became the Funds’ advisor. The Funds’ longtime portfolio managers and evidence-based investment strategies remain the same.

We continue to manage equity, balanced, and fixed income portfolios with discipline, integrity, and with our investors’ best interests in mind.

2	Annual Report 2023

September 30, 2023

Dear Fellow Shareholders,

What a difference a year makes. In September 2022, stocks were in a bear market and bonds had plunged to historic lows. A year later, stocks, bonds, and all of the FundX Funds and ETFs are positive – though stocks have had a much stronger recovery than bonds so far.

US and global stocks posted above-average returns over the trailing 12 months, gaining fairly steadily through most of the Annual Report period. The S&P 500 gained 21.62% and the Morningstar Global Market Large-Mid-Cap Index returned 20.72%. While US and global stocks performed similarly during this time frame, they outperformed at different times. Global stocks initially outpaced US stocks, and then US stocks took the lead, fueled by a powerful rally in US technology stocks in the first half of 2023.

As stocks bounced back, market trends shifted: defensive stocks and sectors, such as utilities and dividend stocks, that held up best in the bear market lagged in the recovery, while previously beaten-down growth and tech stocks soared.

Bonds, however, continued to struggle. The Bloomberg US Aggregate Bond Index was barely positive for the Annual Report period, up 0.64%. While the Federal Reserve made fewer and smaller interest rate hikes in 2023, longer-term Treasury yields spiked to their highest levels since 2007, and the Fed stated that it may keep rates higher for longer than previously expected, given the strength of the US economy. The Fed said it is almost done raising rates, which would be welcome news to bond investors as bond returns have historically improved soon after the Fed’s last rate hike.

FundX’s Family of Active ETFs

A year ago, we converted our flagship FundX equity mutual funds into actively managed ETFs. Since then, we’ve received positive feedback from shareholders and clients who appreciate the lower costs and tax efficiency of ETFs, and we began working on reorganizing the remaining FundX Funds into active ETFs.

On October 9, 2023, FundX Conservative Upgrader Fund will become FundX Conservative ETF (XRLX), and FundX Flexible Income Fund (INCMX) will become FundX Flexible ETF (XFLX). The ETFs will continue to be actively managed according to the same objectives, strategies, and risk levels, and the ETFs will retain the 21-year track records of the mutual funds.

Our growing family of active ETFs aim to give shareholders the tax efficiency and trading flexibility of ETFs along with the investment opportunities and risk management of actively managed funds.

Thank you for your investment in the FundX Funds and ETFs. We appreciate the trust you’ve placed in us to help you navigate today’s ever-changing markets and work toward your investment goals.

Janet Brown

Portfolio Manager, FundX Funds

Managing Director, One Capital Management

Annual Report 2023	Fundxfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Funds (each, a “Fund”, and collectively, the “Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified.The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives,which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

References to other funds should not be interpreted as an offer of these securities.

Defensive funds typically invest in areas of the market that may hold up better in market declines, such as gold, real estate, utilities, and consumer staples. These funds also may invest in dividend-paying stocks, higher-quality stocks, or low-volatility stocks.

The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Morningstar Global Market Large-Mid-Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The Bloomberg US Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. You cannot invest directly in an index.

While the Funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

Any new investment in a FundX Fund must be preceded or accompanied by a prospectus.

The FundX Funds are distributed by Quasar Distributors, LLC.

4	Annual Report 2023

FundX ETF (XCOR) is designed to be a core equity holding. Investors in XCOR own a portfolio of diversified stock ETFs that is actively managed to navigate changing markets and capitalize on global market trends.

Portfolio Managers

Janet Brown

Marty DeVault

Sean McKeon

How did the market change during the Annual Report period?

Stocks hit bottom in October 2022 and rebounded in the first half of 2023, posting good gains for the Annual Report period, despite a brief third quarter pullback. Foreign stocks, particularly Europe, initially outpaced US stocks in late 2022 and early 2023, and then US large-cap stocks pulled ahead in the first half of 2023, fueled by a powerful rally in US technology stocks.

How did the ETF respond to these changes?

A year ago, XCOR owned mostly value, dividend, and low volatility ETFs that had held up well during the bear market. As markets began to recover, we replaced defensive positions with Europe and international value ETFs, and then shifted into US large-cap ETFs as mega-cap technology stocks surged in the first half of 2023. By September 30, 2023, XCOR was primarily invested in US large-cap growth and technology-oriented ETFs.

How did the ETF perform?

For the 12 months ending September 30, 2023, XCOR returned 11.62% compared to 20.72% for the Morningstar Global Market Large-Mid-Cap Index and 21.62% for the S&P 500 Index.

What detracted from the ETF’s performance?

Some dividend and low volatility ETFs, which helped XCOR outpace the benchmarks in 2022, didn’t fully participate in the recovery and were replaced. Value and mid-cap positions, including First Trust Dorsey Wright Focus 5 ETF (FV) and iShares S&P 400 Mid-Cap Value (IJJ), were among the worst performers for this time period. These positions plunged following the March 2023 bank failures, losing more than the market before they were eliminated from the portfolio.

What contributed positively to the ETF’s performance?

XCOR’s best performing holdings were technology-focused ETFs. Invesco QQQ (QQQ), iShares Russell Top 200 Growth (IWY), and Vanguard Mega Cap Growth (MGK) all strongly outpaced the S&P 500 while we owned them and contributed to XCOR’s gains.

Annual Report 2023	Fundxfunds.com	5

FundX ETF: Performance Summary

Annualized Returns as of September 30, 2023

As of 9/30/23	1 Year	3 Year	5 Year	10 Year
FundX ETF (at Net Asset Value)	11.62%	1.16%	4.27%	7.27%
FundX ETF (at Market Price)	N/A	N/A	N/A	N/A
Morningstar Global Market Large-Mid Cap Index	20.72%	6.75%	6.31%	7.53%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%

FundX ETF Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

While the chart compares an ETF to an index, there are important differences between ETF and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2023

0.5% Short-Term Investments,

Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2023
Shares	Investment Companies: 99.5%	Value
	Aggressive Funds:
57,809	Invesco QQQ Trust Series 1	$20,711,231
	Total Aggressive Funds 15.4%
	Core Funds:
442,218	Invesco S&P 500 Top 50 ETF	15,017,723
56,828	iShares Russell 1000 Growth ETF	15,115,680
99,890	iShares Russell Top 200 Growth ETF	15,366,078
183,886	Schwab U.S. Large-Cap Growth ETF	13,372,190
142,039	VanEck Morningstar Wide Moat ETF	10,772,238
56,245	Vanguard Growth ETF	15,316,076
60,160	Vanguard Mega Cap Growth ETF	13,650,304
217,054	Vanguard Russell 1000 Growth ETF	14,855,176
	Total Core Funds 84.1%	113,465,465

	Total Investment Companies
	(Cost $128,602,273)	134,176,696
	Short-Term Investments: 0.5%
665,985	Fidelity Investments Money Market Government Portfolio - Institutional Class, 5.23% #	665,985

	Total Short-Term Investments (Cost $665,985)	665,985
	Total Investments: 100.0% (Cost $129,268,258)	134,842,681
	Liabilities in Excess of Other Assets: 0.0%	(22,349)
	Net Assets: 100.0%	$134,820,332
	# Annualized seven-day yield as of September 30, 2023.
	The accompanying notes are an integral part of these financial statements.

Annual Report 2023	Fundxfunds.com	7

FundX Aggressive ETF (XNAV) invests in concentrated equity ETFs, including sector and country-specific ETFs, which typically have above-average risk and higher potential volatility. XNAV is actively managed in an attempt to capitalize on sector rotations and global market trends.

Portfolio Managers

Janet Brown

Marty DeVault

Sean McKeon

How did the market change during the Annual Report period?

Stocks hit bottom in October 2022 and rebounded in the first half of 2023, posting good gains for the Annual Report period, despite a brief third quarter pullback. Foreign stocks, particularly Europe, initially outpaced US stocks in late 2022 and early 2023, and then US large-cap stocks pulled ahead in the first half of 2023, fueled by a powerful rally in US technology stocks. Financial stocks plunged in the second quarter in the wake of the March 2023 bank failures, and utilities sank as interest rates spiked in September.

How did the ETF respond to these changes?

As stock markets began to recover, XNAV shifted out of its defensive positions in consumer and utilities sector ETFs and low-volatility and dividend ETFs. We began diversifying into Europe and international ETFs, and then as technology stocks came back into favor, we steadily increased our US large-cap and technology exposure. At the start of the Annual Report period, XNAV had roughly 7% in technology; by September 30, 2023, this had grown to 50%.

How did the ETF perform?

For the 12 months ending September 30, 2023, XNAV returned 14.95% compared to 20.72% for the Morningstar Global Market Large-Mid-Cap Index and 21.62% for the S&P 500 Index.

What detracted from the ETF’s performance?

iShares S&P Kensho Clean Power (CNRG), a sector fund we owned briefly in late 2022, substantially underperformed the benchmarks, and a few foreign positions that we added in early 2023 were a drag on returns. First Trust Dorsey Wright Focus 5 ETF (FV) and iShares S&P 400 Mid-Cap Value (IJJ) fell more than 10% following the March 2023 bank failures and were replaced.

What contributed positively to the ETF’s performance?

Most of XNAV’s dividend and low volatility ETFs added value while we owned them in late 2022 and early 2023, and iShares U.S. Home Construction ETF (ITB), which we bought in March 2023, outpaced the indexes in the second half of the Annual Report period. Yet, the best performing positions were technology-focused ETFs: Invesco QQQ (QQQ), which tracks the tech-heavy Nasdaq 100 Index, and VanEck Semiconductor (SMH) both handily outpaced the S&P 500 and contributed to XNAV’s gains.

8	Annual Report 2023

FundX Aggressive ETF: Performance Summary

Annualized Returns as of September 30, 2023

As of 9/30/23	1 Year	3 Year	5 Year	10 Year
FundX Aggressive ETF (at Net Asset Value)	14.95%	1.36%	4.03%	6.30%
FundX Aggressive ETF (at Market Price)	N/A	N/A	N/A	N/A
Morningstar Global Market Large-Mid Cap Index	20.72%	6.75%	6.31%	7.53%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%

FundX Aggressive ETF Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/30/13
'14
'15
'16
'17
'18
'19
'20
'21
'22
9/30/23
FundX Aggressive ETF (at Net Asset Value) $18,427
Morningstar Global Market Large-Mid Cap Index..............$20,663
S&P 500 Index $30,821

While the chart compares an ETF to an index, there are important differences between ETF and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2023	Fundxfunds.com	9

0.5% Short-Term Investments,

Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2023
Shares	Investment Companies: 99.5%	Value
	Aggressive Funds:
13,228	Invesco QQQ Trust Series 1	$4,739,195
	Total Aggressive Funds 20.4%

	Core Funds:
13,400	iShares Russell Top 200 Growth ETF	2,061,322
28,688	Schwab U.S. Large-Cap Growth ETF	2,086,191
7,533	Vanguard Growth ETF	2,051,311
9,006	Vanguard Mega Cap Growth ETF	2,043,462
	Total Core Funds 35.5%	8,242,286

	Sector Funds:
5,400	iShares Expanded Tech Sector ETF	2,063,772
24,867	iShares U.S. Home Construction ETF	1,951,811
19,500	iShares US Technology ETF	2,045,940
24,500	SPDR S&P Homebuilders ETF	1,875,965
14,998	VanEck Semiconductor ETF	2,174,410
	Total Sector Funds 43.6%	10,111,898

	Total Investment Companies
	(Cost $22,105,358)	23,093,379
	Short-Term Investments: 0.5%
126,604	Fidelity Investments Money Market Government Portfolio - Institutional Class, 5.23% #	126,604

	Total Short-Term Investments (Cost $126,604)	126,604

	Total Investments: 100.0% (Cost $22,231,962)	23,219,983
	Liabilities in Excess of Other Assets: 0.0%	(94)
	Net Assets: 100.0%	$23,219,889
	# Annualized seven-day yield as of September 30, 2023.
	The accompanying notes are an integral part of these financial statements.

10	Annual Report 2023

RELAX will become FundX Conservative ETF (XRLX) on October 9, 2023

The Conservative Upgrader Fund (RELAX) is an active balanced fund that can invest in core stock funds, balanced and alternative funds, and bond funds. It typically owns core stock funds for growth and bonds and total-return funds (such as balanced and alternative funds) to help buffer stock market volatility.

RELAX is designed for investors who seek the growth potential of a stock fund combined with the lower volatility of a fixed income fund.

Portfolio Managers

Janet Brown

Marty DeVault

Sean McKeon

How did the markets change during the Annual Report period?

Stocks hit bottom in October 2022 and rebounded through the first half of 2023, posting good gains for the Annual Report period, despite a brief third quarter pullback. Foreign stocks, particularly Europe, initially outpaced US stocks in late 2022 and early 2023, and then US large-cap stocks pulled ahead in the first half of 2023, fueled by US technology stocks.

Bonds gained in the first half of the Annual Report period, and then fell in the second half as longer-term rates spiked and the Fed announced it may keep its benchmark rate higher for longer. In this environment, ultra-short-term bonds, high-yield bonds, and floating rate securities (bank loans), held up best.

How did the Fund respond to these changes?

A year ago, RELAX was defensively positioned in an effort to stem losses as stocks and bonds fell. As stock markets recovered, we began replacing defensive stock fund positions with international stock ETFs and then shifted to US large-cap growth ETFs, which provided diversified exposure to leading tech stocks. On the fixed income side, we sold short-term Treasuries and TIPS in favor of high-yield, ultra-short-term bonds, and intermediate-term bonds, and we also added a small position in a floating-rate ETF.

How did the fund perform?

For the 12 months ending September 30, 2023, RELAX returned 3.98% compared to 0.64% for the Bloomberg US Aggregate Bond Index and 8.61% for a balanced index composed of 60% S&P 500 and 40% Bloomberg US Aggregate Bond Index.

What detracted from the fund’s performance?

Alternative positions, specifically managed future funds, such as PIMCO Trends Managed Future Strategy (PQTIX), didn’t fully participate as stock markets rebounded and were replaced. First Trust Dorsey Wright Focus 5 ETF (FV) and iShares S&P 400 Mid-Cap Value (IJJ), were among the worst performers: the ETFs fell sharply following the March 2023 bank failures and were replaced.

What contributed positively to the fund’s performance?

RELAX’s US large-cap stock funds, like Vanguard Mega Cap Growth (MGK) and Schwab US Large Cap Growth (SCHG), handily outpaced the S&P 500. Permanent Portfolio (PRPFX), which owns a mix of precious metals, currencies, and stocks, also added value while we owned it.

Annual Report 2023	Fundxfunds.com	11

FundX Conservative Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2023

As of 9/30/23	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	3.98%	1.72%	2.78%	5.19%
Morningstar Global Market Large-Mid Cap Index	20.72%	6.75%	6.31%	7.53%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%
Balanced Index (60% S&P 500 / 40% Bloomberg U.S. Aggregate Bond)	8.61%	4.80%	5.25%	6.81%
Bloomberg U.S. Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%

FundX Conservative Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index, S&P 500 Index, Balanced Index and Barclays Aggregate Bond Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Bloomberg U.S. Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

12	Annual Report 2023

0.6% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2023
Shares	Investment Companies: 99.4%	Value
	Bond Funds:
66,000	First Trust Senior Loan ETF	$3,018,840
62,200	First Trust TCW Unconstrained Plus Bond ETF	1,486,580
121,600	iShares Broad USD Investment Grade Corporate Bond ETF	5,845,312
95,400	Janus Henderson AAA CLO ETF	4,801,482
16,000	PIMCO Enhanced Short Maturity Active ETF	1,602,240
33,000	SPDR Bloomberg High Yield Bond ETF	2,983,200
135,000	SPDR Portfolio High Yield Bond ETF	3,026,700
110,500	VanEck Fallen Angel High Yield Bond ETF	2,990,130
	Total Bond Funds 44.7%	25,754,484

	Core Funds:
96,000	Invesco S&P 500 Top 50 ETF	3,260,160
26,200	iShares MSCI USA Quality Factor ETF	3,452,898
12,200	iShares Russell 1000 Growth ETF	3,245,078
22,700	iShares Russell Top 200 Growth ETF	3,491,941
47,600	Schwab U.S. Large-Cap Growth ETF	3,461,472
22,900	VanEck Morningstar Wide Moat ETF	1,736,736
12,900	Vanguard Growth ETF	3,512,799
15,300	Vanguard Mega Cap Growth ETF	3,471,570
43,400	Vanguard Russell 1000 Growth ETF	2,970,296
	Total Core Funds 49.6%	28,602,950

Annual Report 2023	Fundxfunds.com	13

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2023
Shares	Investment Companies: 99.4%	Value
	Total Return Funds:
75,000	Global X S&P 500 Covered Call ETF	$2,916,750
	Total Total Return Funds 5.1%

	Total Investment Companies
	(Cost $57,047,275)	57,274,184
	Short-Term Investments: 0.0%
974	Fidelity Investments Money Market Government Portfolio - Institutional Class, 5.23% #	974

.	Total Short-Term Investments
	(Cost $974)	974

	Total Investments: 99.4%
	(Cost $57,048,249)	57,275,158
	Other Assets in Excess of Liabilities: 0.6%	350,861
	Net Assets: 100.0%	$57,626,019
	# Annualized seven-day yield as of September 30, 2023.
	The accompanying notes are an integral part of these financial statements.

14	Annual Report 2023

INCMX will become FundX Flexible ETF (XRLX) on October 9, 2023

The Flexible Income Fund (INCMX) is primarily a bond portfolio that invests in bond funds and ETFs rather than individual issues. It may also own low volatility equity funds, such as total-return or alternative funds. INCMX can be used as a standalone portfolio designed to deliver relatively low volatility returns over time or as the lower-risk component of a balanced portfolio that also includes equity funds or ETFs.

Portfolio Managers

Janet Brown

Marty DeVault

Sean McKeon

How did the market change during the Annual Report period?

Bonds struggled during the Annual Report period, gaining in the first six months as the 10-year Treasury yield declined, and then falling in the second half as longer-term rates spiked and the Fed announced it may keep its benchmark rate higher for longer. In this environment, ultra-short-term bonds, high-yield bonds, and floating rate securities (bank loans), held up best.

How did the fund respond to these changes?

A year ago, INCMX was defensively positioned in an attempt to limit losses as the Fed aggressively raised rates. It had nearly 50% invested in short-term Treasury ETFs and Treasury Inflation Protected Securities (TIPS) funds and ETFs. As the Fed slowed the pace of its rate hikes, we replaced these positions with high-yield, strategic, and intermediate-term bond funds. When yields surged in August and September, we trimmed our intermediate bond exposure and added ultra-short-bond and floating rate ETFs. By September 30, 2023, INCMX had about 29% in high-yield bonds, 23% in ultra short-term funds, and 21% in intermediate-term bond ETFs.

How did the fund perform?

For the 12 months ending September 30, 2023, INCMX returned 1.18% compared to 0.64% for the Bloomberg US Aggregate Bond Index.

What detracted from the fund’s performance?

INCMX’s treasury and TIPS positions, which helped it outpace the bond market in 2022, lagged as bonds gained in the first half of the Annual Report period and were replaced. Intermediate-term bonds fell in the third quarter as rates spiked, and total-return positions, including Merger Fund (MERIX) and Vanguard Neutral (VMNFX), which was a standout performer in 2022, also detracted from performance.

What contributed positively to the fund’s performance?

Gateway (GTEYX), a low volatility equity fund we bought in May, and First Trust Senior Loan Fund (FTSL),a floating-rate fund we added in June, along with iShares iBoxx$ High Yield Corporate Bond (HYG) and Osterweis Strategic Income (OSTIX), both of which we’ve owned since late 2022, all substantially outperformed the aggregate bond index and contributed to INCMX’s gains.

Annual Report 2023	Fundxfunds.com	15

FundX Flexible Income Fund: Performance Summary

Annualized Returns as of September 30, 2023

As of 9/30/23	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	1.18%	-0.68%	-0.16%	1.49%
Bloomberg U.S. Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%
ICE BofA 3-Month U.S. Treasury Bill Index	4.50%	1.71%	1.72%	1.12%

FundX Flexible Income Fund Growth of $10,000 vs Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

$14,000
$12,000
$10,000
$8,000
9/30/13
'14
'15
'16
'17
'18
'19
'20
'21
'22
9/30/23

FundX Flexible Income Fund $11,589

Bloomberg U.S. Aggregate Bond Index..............................$11,185

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

The performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Bloomberg U.S. Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

16	Annual Report 2023

0.5% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2023
Shares	Investment Companies: 99.5%	Value
	Floating Rate Bond Fund:
131,400	First Trust Senior Loan ETF	$6,010,236
	Total Floating Rate Bond Fund 10.2%

	High Yield Bond Funds:
71,000	SPDR Bloomberg High Yield Bond ETF	6,418,400
309,500	SPDR Portfolio High Yield Bond ETF	6,938,990
142,000	VanEck Fallen Angel High Yield Bond ETF	3,842,520
	Total High Yield Bond Funds 29.2%	17,199,910

	Intermediate Term Bond Funds:
265,900	iShares Broad USD Investment Grade Corporate Bond ETF	12,781,813
	Total Intermediate Term Bond Funds 21.7%

	Short Term Bond Funds:
206,200	Janus Henderson AAA CLO ETF	10,378,046
33,200	PIMCO Enhanced Short Maturity Active ETF	3,324,648
	Total Short Term Bond Funds 23.3%	13,702,694

	Strategic Bond Funds:
126,000	First Trust TCW Unconstrained Plus Bond ETF	3,011,400
	Total Strategic Bond Funds 5.1%

	Total Return Funds:
152,000	Global X S&P 500 Covered Call ETF	5,911,280
	Total Total Return Funds 10.0%

	Total Investment Companies
	(Cost $59,632,463)	58,617,333

Annual Report 2023	Fundxfunds.com	17

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2023

Shares		Value
	Short-Term Investments: 0.5%
282,432	Fidelity Investments Money Market Government Portfolio - Institutional Class, 5.23% #	$282,432

	Total Short-Term Investments
	(Cost $282,432)	282,432

	Total Investments: 100.0%
	(Cost $59,914,895)	58,899,765

	Other Assets in Excess of Liabilities: 0.0%	15,917

	Net Assets: 100.0%	$58,915,682
	# Annualized seven-day yield as of September 30, 2023.
	The accompanying notes are an integral part of these financial statements.

18	Annual Report 2023

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2023
	FundX ETF	FundX Aggressive ETF
Assets
Investments in securities, at value (identified cost $128,602,273, $22,105,358) (See Note 2)	$134,176,696	$23,093,379
Investments in short-term securities, at value (identified cost $665,985, $126,604) (See Note 2)	665,985	126,604
Total securities, at value (identified cost $129,268,258, $22,231,962) (See Note 2)	134,842,681	23,219,983
Receivables:
Dividends and interest	92,385	19,168
Prepaid expenses and other assets	319	232
Total assets	134,935,385	23,239,383
Liabilities
Payables:
Investment advisory fees, net	115,053	19,494
Total liabilities	115,053	19,494
Net Assets	$134,820,332	$23,219,889
Net assets applicable to shares outstanding	$134,820,332	$23,219,889
Shares outstanding; unlimited number of shares authorized without par value	2,732,140	448,977
Net asset value, offering and redemption price per share	$49.35	$51.72

Components of Net Assets
Paid-in capital	$149,109,420	$25,823,430
Total distributable earnings (accumulated losses)	(14,289,088)	(2,603,541)
Net assets	$134,820,332	$23,219,889

The accompanying notes are an integral part of these financial statements.

Annual Report 2023	Fundxfunds.com	19

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2023
	FundX Conservative Upgrader Fund	FundX Flexible Income Fund
Assets
Investments in securities, at value (identified cost $57,047,275, $59,632,463) (See Note 2)	$57,274,184	$58,617,333
Investments in short-term securities, at value (identified cost $974, $282,432) (See Note 2)	974	282,432
Total securities, at value (identified cost $57,048,249, $59,914,895) (See Note 2)	57,275,158	58,899,765
Receivables:
Investment securities sold	841,779	153,841
Fund shares sold	-	610
Dividends and interest	35,180	4,726
Prepaid expenses and other assets	14,197	15,319
Total assets	58,166,314	59,074,261
Liabilities
Payables:
Line of credit (See Note 6)	293,000	-
Fund shares redeemed	132,601	67,708
Investment advisory fees, net	37,490	18,989
Administration and accounting fees	13,687	13,953
Audit fees	26,250	26,250
Custody fees	803	685
Transfer agent fees	20,521	16,259
Trustee fees	7,229	7,237
Other accrued expenses	8,714	7,498
Total liabilities	540,295	158,579
Net Assets	$57,626,019	$58,915,682
Net assets applicable to shares outstanding	$57,626,019	$58,915,682
Shares outstanding; unlimited number of shares authorized without par value	1,623,616	2,446,995
Net asset value, offering and redemption price per share	$35.49	$24.08

Components of Net Assets
Paid-in capital	$62,686,555	$69,889,720
Total distributable earnings	(5,060,536)	(10,974,038)
Net assets	$57,626,019	$58,915,682

The accompanying notes are an integral part of these financial statements.

20	Annual Report 2023

STATEMENT OF OPERATIONS For The Fiscal Year Ended September 30, 2023
	FundX ETF	FundX Aggressive ETF
INVESTMENT INCOME
Dividends	$2,773,974	$533,951
Interest	25,219	5,781
Total investment income	2,799,193	539,732
EXPENSES
Investment advisory fees	1,439,013	253,148
Transfer agent fees	6,501	556
Administration and accounting fees	2,723	61
Reports to shareholders	804	622
Registration fees	5,885	12,400
Interest expense (Note 6)	320	-
Legal fees	3,280	613
Insurance expense	8,431	1,052
Total expenses	1,466,957	268,452
Less: fees waived	(8,352)	(11,866)
Less: expenses paid indirectly (Note 3)	(3,840)	(591)
Net expenses	1,454,765	255,995
Net investment income	1,344,428	283,737
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(10,023,486)	879,283
Capital gain distributions from regulated investment companies	804	-
Change in net unrealized appreciation / depreciation on investments	24,695,065	2,436,826
Net realized and unrealized gain on investments	14,672,383	3,316,109
Net increase in net assets resulting from operations	$16,016,811	$3,599,846

The accompanying notes are an integral part of these financial statements.

Annual Report 2023	Fundxfunds.com	21

STATEMENT OF OPERATIONS For The Fiscal Year Ended September 30, 2023
	FundX Conservative Upgrader Fund	FundX Flexible Income Fund
INVESTMENT INCOME
Dividends	$2,598,433	$2,382,358
Interest	21,796	21,904
Total investment income	2,620,229	2,404,262
EXPENSES
Investment advisory fees	651,673	434,997
Transfer agent fees	77,794	65,062
Administration and accounting fees	80,219	76,374
Reports to shareholders	10,672	8,971
Custody fees	4,750	3,942
Audit fees	26,250	26,251
Registration fees	22,807	23,833
Trustee fees	29,291	28,630
Miscellaneous expenses	11,052	10,250
Interest expense (Note 6)	810	619
Legal fees	45,489	43,146
Insurance expense	8,904	8,867
Total expenses	969,711	730,942
Less: fees waived	(89,143)	(115,112)
Less: expenses paid indirectly (Note 3)	(21,605)	(21,277)
Net expenses	858,963	594,553
Net investment income (loss)	1,761,266	1,809,709
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,060,624)	(3,614,146)
Capital gain distributions from regulated investment companies	233,828	126,281
Change in net unrealized appreciation / depreciation on investments	3,647,994	2,275,195
Net realized and unrealized gain (loss) on investments	821,198	(1,212,670)
Net increase in net assets resulting from operations	$2,582,464	$597,039

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2023

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment Income	$1,344,428	$927,989
Net realized loss on investments	(10,023,486)	(23,053,341)
Capital gain distributions from regulated investment companies	804	13,213,834
Change in net unrealized appreciation/depreciation on investments	24,695,065	(35,776,014)
Net increase (decrease) in net assets resulting from operations	16,016,811	(44,687,532)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(3,492,000)	(60,958,087)
Total distributions to shareholders	(3,492,000)	(60,958,087)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(18,066,843)	13,838,284
Total change in net assets	(5,542,032)	(91,807,335)

NET ASSETS
Beginning of year	140,362,364	232,169,699
End of year	$134,820,332	$140,362,364

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	690,524	$34,446,797	375,866	$20,418,141
Shares issued in reinvestment of distributions	-	-	976,271	60,040,694
Shares redeemed	(1,055,938)	(52,513,640)	(1,192,911)	(66,620,551)
Net change in shares outstanding	(365,414)	$(18,066,843)	159,226	$13,838,284

The accompanying notes are an integral part of these financial statements.

Annual Report 2023	Fundxfunds.com	23

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$283,737	$240,128
Net realized gain (loss) on investments	879,283	(4,528,864)
Capital gain distributions from regulated investment companies	-	1,005,179
Change in net unrealized appreciation/depreciation on investments	2,436,826	(2,134,478)
Net increase (decrease) in net assets resulting from operations	3,599,846	(5,418,035)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(394,155)	(9,625,818)
Total distributions to shareholders	(394,155)	(9,625,818)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(4,704,768)	3,240,053
Total change in net assets	(1,499,077)	(11,803,800)

NET ASSETS
Beginning of year	24,718,966	36,522,766
End of year	$23,219,889	$24,718,966

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	130,016	$6,545,377	284,871	$14,499,488
Shares issued in reinvestment of distributions	-	-	159,595	9,574,094
Shares redeemed	(222,579)	(11,250,145)	(386,985)	(20,833,529)
Net change in shares outstanding	(92,563)	$(4,704,768)	57,481	$3,240,053

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2023

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,761,266	$650,411
Net realized loss on investments	(3,060,624)	(4,856,430)
Capital gain distributions from regulated investment companies	233,828	3,919,281
Change in net unrealized appreciation / depreciation on investments	3,647,994	(9,732,345)
Net increase (decrease) in net assets resulting from operations	2,582,464	(10,019,083)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,746,526)	(14,622,472)
Total distributions to shareholders	(1,746,526)	(14,622,472)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(11,030,066)	2,834,668
Total change in net assets	(10,194,128)	(21,806,887)

NET ASSETS
Beginning of year	67,820,147	89,627,034
End of year	$57,626,019	$67,820,147

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	96,701	$3,486,602	119,347	$4,773,269
Shares issued in reinvestment of distributions	48,784	1,719,643	346,392	14,385,664
Shares redeemed	(458,424)	(16,236,311)	(404,564)	(16,324,265)
Net change in shares outstanding	(312,939)	$(11,030,066)	61,175	$2,834,668

The accompanying notes are an integral part of these financial statements.

Annual Report 2023	Fundxfunds.com	25

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,809,709	$2,039,538
Net realized loss on investments	(3,614,146)	(3,379,569)
Capital gain distributions from regulated investment companies	126,281	749,490
Change in net unrealized appreciation / depreciation on investments	2,275,195	(8,374,038)
Net increase (decrease) in net assets resulting from operations	597,039	(8,964,579)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,942,742)	(2,007,391)
Total distributions to shareholders	(1,942,742)	(2,007,391)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(7,121,933)	(11,772,406)
Total change in net assets	(8,467,636)	(22,744,376)

NET ASSETS
Beginning of year	67,383,318	90,127,694
End of year	$58,915,682	$67,383,318

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,090,001	$26,585,007	153,809	$4,277,101
Shares issued in reinvestment of distributions	80,137	1,932,113	70,816	2,002,678
Shares redeemed	(1,425,641)	(35,639,053)	(673,374)	(18,052,185)
Net change in shares outstanding	(255,503)	$(7,121,933)	(448,749)	$(11,772,406)

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2023

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$45.31	$79.01	$66.33	$61.22	$67.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1) (2)	0.46	0.28	(0.58)	(0.28)	(0.20)
Net realized and unrealized gain (loss) on investments	4.81	(12.35)	13.57	10.53	(0.13)
Total from investment operations	5.27	(12.07)	12.99	10.25	(0.33)

LESS DISTRIBUTIONS:
From net investment income	(1.23)	-	-	-	-
From net realized gain	-	(21.63)	(0.31)	(5.14)	(6.14)
Total distributions	(1.23)	(21.63)	(0.31)	(5.14)	(6.14)
Net asset value, end of year	$49.35	$45.31	$79.01	$66.33	$61.22

Total investment return (loss) on net asset value	11.62%	(22.46)%	19.61%	17.55%	1.30%
Total investment return (loss) on market price (3)	N/A	N/A	N/A	N/A	N/A

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$134.8	$140.4	$232.2	$211.0	$211.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (4):
Before fees waived and expenses absorbed	1.02% (5)	1.30% (5)	1.26% (5)	1.29% (5)	1.28% (5)
After fees waived and expenses absorbed (6)	1.01% (5)	1.30% (5)	1.26% (5)	1.29% (5)	1.28% (5)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.92% (5)	0.44% (5)	(0.77)% (5)	(0.50)% (5)	(0.37)% (5)
After fees waived and expenses absorbed (7)	0.93% (5)	0.44% (5)	(0.77)% (5)	(0.50)% (5)	(0.37)% (5)
Portfolio turnover rate	184%	185%	104%	175%	107%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Calculated using the average shares outstanding method.
(3)	Total investment return (loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Includes interest expense of $320 or 0.00%, $2,500 or 0.00%, $56 or 0.00%, $2,872 or 0.00% and $1,069 or 0.00% of average net assets for the years end September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively.
(6)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.01%, 1.27%, 1.24%, 1.26% and 1.25%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)
(7)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.93%, 0.47%, (0.76)%, (0.47)% and (0.34)%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

Annual Report 2023	Fundxfunds.com	27

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$45.65	$75.45	$68.77	$59.06	$73.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1) (2)	0.57	0.42	(0.26)	(0.31)	(0.29)
Net realized and unrealized gain (loss) on investments	6.23	(9.45)	7.99	12.24	(3.79)
Total from investment operations	6.80	(9.03)	7.73	11.93	(4.08)

LESS DISTRIBUTIONS:
From net investment income	(0.73)	-	-	-	-
From net realized gain	-	(20.77)	(1.05)	(2.22)	(10.34)
Total distributions	(0.73)	(20.77)	(1.05)	(2.22)	(10.34)
Net asset value, end of year	$51.72	$45.65	$75.45	$68.77	$59.06

Total investment return (loss) on net asset value	14.95%	(18.55)%	11.22%	20.66%	(3.05)%
Total investment return (loss) on market price (3)	N/A	N/A	N/A	N/A	N/A

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$23.2	$24.7	$36.5	$35.1	$35.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS (4):
Before fees waived and expenses absorbed	1.06% (5)	1.48% (5)	1.40% (5)	1.48% (5)	1.44% (5)
After fees waived and expenses absorbed (6)	1.01% (5)	1.35% (5)	1.35% (5)	1.35% (5)	1.35% (5)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.07% (5)	0.55% (5)	(0.40)% (5)	(0.65)% (5)	(0.59)% (5)
After fees waived and expenses absorbed (7)	1.12% (5)	0.68% (5)	(0.35)% (5)	(0.52)% (5)	(0.50)% (5)
Portfolio turnover rate	184%	223%	184%	159%	187%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Calculated using the average shares outstanding method.
(3)	Total investment return (loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Includes interest expense of $0 or 0.00%, $322 or 0.00%, $100 or 0.00%, $1,013 or 0.00% and $600 or 0.00% of average net assets for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively.
(6)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.01%, 1.33%, 1.34%, 1.33% and 1.34%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)
(7)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 1.12%, 0.71%, (0.33)%, (0.50)% and (0.49)%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2023

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2023	2022	2021	2020	2019 (1)
Net asset value, beginning of year	$35.02	$47.79	$41.43	$40.43	$41.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2) (3)	0.97	0.33	(0.06)	0.19	0.27
Net realized and unrealized gain (loss) on investments	0.42	(5.09)	6.60	2.20	0.63
Total from investment operations	1.39	(4.76)	6.54	2.39	0.90

LESS DISTRIBUTIONS:
From net investment income	(0.92)	(0.68)	(0.18)	(0.46)	(0.16)
From net realized gain	-	(7.33)	-	(0.93)	(1.71)
Total distributions	(0.92)	(8.01)	(0.18)	(1.39)	(1.87)
Net asset value, end of year	$35.49	$35.02	$47.79	$41.43	$40.43

Total return	3.98%	(12.60)%	15.83%	5.99%	28.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$57.6	$67.8	$89.6	$83.4	$99.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS (4):
Before fees waived and expenses absorbed	1.49% (5)	1.35% (5)	1.31% (5)	1.33% (5)	1.35% (5)
After fees waived and expenses absorbed (6)	1.35% (5)	1.35% (5)	1.31% (5)	1.35% (5)	1.35% (5)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (4):
Before fees waived and expenses absorbed	2.53% (5)	0.76% (5)	(0.16)% (5)	0.48% (5)	0.66% (5)
After fees waived and expenses absorbed (7)	2.67% (5)	0.76% (5)	(0.16)% (5)	0.46% (5)	0.66% (5)
Portfolio turnover rate	219%	144%	84%	172%	151%

(1)	On July 26, 2019, shares of the FundX Tactical Upgrader Fund were reorganized into shares of the FundX Conservative Upgrader Fund. Activity after July 26, 2019 reflects the Funds’ combined operations.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Calculated using the average shares outstanding method.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)	Includes interest expense of $810 or 0.00%, $364 or 0.00%, $152 or 0.00%, $3,077 or 0.00% and $1,536 or 0.00% of average net assets for the years ended September 30, 20023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively.
(6)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.32%, 1.30%, 1.28%, 1.33% and 1.32%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)
(7)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 2.70%, 0.81%, (0.13)%, 0.48% and 0.69%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

Annual Report 2023	Fundxfunds.com	29

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.93	$28.60	$26.92	$28.13	$28.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1) (2)	0.71	0.68	0.60	0.49	0.60
Net realized and unrealized gain (loss) on investments	(0.41)	(3.71)	1.70	(1.12)	0.35
Total from investment operations	0.30	(3.03)	2.30	(0.63)	0.95

LESS DISTRIBUTIONS:
From net investment income	(1.15)	(0.64)	(0.62)	(0.58)	(1.32)
From net realized gain	-	-	-	-	-
Total distributions	(1.15)	(0.64)	(0.62)	(0.58)	(1.32)
Net asset value, end of year	$24.08	$24.93	$28.60	$26.92	$28.13

Total return	1.18%	(10.85)%	8.63%	(2.32)%	3.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$58.9	$67.4	$90.1	$85.3	$97.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees recaptured/waived and expenses absorbed	1.18% (4)	1.03% (4)	1.00% (4)	1.01% (4)	1.01% (4)
After fees recaptured/waived and expenses absorbed (5)	0.99% (4)	0.99% (4)	0.99% (4)	0.99% (4)	1.00% (4)

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (3):
Before fees recaptured/waived and expenses absorbed	2.69% (4)	2.37% (4)	2.10% (4)	1.75% (4)	2.14% (4)
After fees recaptured/waived and expenses absorbed (6)	2.88% (4)	2.41% (4)	2.11% (4)	1.77% (4)	2.15% (4)
Portfolio turnover rate	209%	158%	73%	262%	180%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Calculated using the average shares outstanding method.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Includes interest expense of $619 or 0.00%, $246 or 0.00%, $367 or 0.00%, $1,916 or 0.00% and $10,082 or 0.01% of average net assets for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively.
(5)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.96%, 0.91%, 0.96%, 0.98% and 0.97%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)
(6)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.91%, 2.49%, 2.13%, 1.78% and 2.18%, for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020 and September 30, 2019, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2023

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2023

NOTE 1 – ORGANIZATION

FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX ETF (“Upgrader Fund”) (formerly FundX Upgrader Fund), FundX Aggressive ETF (“Aggressive Fund”) (formerly FundX Aggressive Upgrader Fund), FundX Conservative Upgrader Fund (“Conservative Fund”), and FundX Flexible Income Fund (“Flexible Income Fund”) (each, a “Fund”, and collectively, the “Funds”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were advised by the FundX Investment Group, LLC (the “Former Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014.

The Upgrader Fund commenced operations on November 1, 2001. The Aggressive Fund, Conservative Fund and Flexible Income Fund commenced operations on July 1, 2002.

The Funds identified below as “Acquiring Portfolios” became series of the Trust as of the date indicated following a reorganization (“Reorganization”), pursuant to Agreements and Plans of Reorganization dated as shown below (each, a “Plan”, and collectively, the “Plans”), which resulted in the conversion of corresponding “Target Portfolios” organized as mutual funds to exchange-traded funds (“ETFs”). The Acquiring Portfolios were established as “shell” funds, organized solely in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the corresponding Target Portfolios and continuing the operations of the Target Portfolios as ETFs. The Acquiring Portfolios had no performance history prior to the Reorganization.

TARGET PORTFOLIO	ACQUIRING PORTFOLIO	DATE
FundX Upgrader Fund	FundX ETF	October 14, 2022
FundX Aggressive Upgrader Fund	FundX Aggressive ETF	October 14, 2022

Each Reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares) of the Acquiring Portfolio for shares of the Target Portfolio of equivalent aggregate net asset value (“NAV”) as noted below:

	TOTAL SHARES	NET ASSETS	NAV PER SHARE	NET UNREALIZED APPRECIATION/(DEPRECIATION)
FundX Upgrader Fund	3,002,140	$137,835,330	$45.91	$(13,676,562)
FundX Aggressive Upgrader Fund	538,977	$24,986,745	$46.36	$(717,695)

Fees and expenses incurred to effect the Reorganizations were borne by One Capital Management, LLC (the “Advisor”). The management fee of each Acquiring Portfolio is the same as the management fee of its corresponding Target Portfolio, however, each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio because each Acquiring Portfolio has a unitary fee structure under which both operating expenses and management fees are paid. The Reorganizations did not result in a material change to the Target Portfolios’ investment portfolios as compared to those of the Acquiring Portfolios. There are no material differences in accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolios.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective NAVs on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ Board of Trustees (the “Board”). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Annual Report 2023	Fundxfunds.com	31

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2023, continued

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security’s fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of September 30, 2023, the Funds did not hold fair valued securities.

The Funds may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023:

FUNDX ETF	Level 1	Level 2	Level 3	Total
Investment Companies	$134,176,696	$ -	$ -	$134,176,696
Short-Term Investments	665,985	-	-	665,985
Total Investments in Securities	$134,842,681	$ -	$ -	$134,842,681

FUNDX AGGRESSIVE ETF	Level 1	Level 2	Level 3	Total
Investment Companies	$23,093,379	$ -	$ -	$23,093,379
Short-Term Investments	126,604	-	-	126,604
Total Investments in Securities	$23,219,983	$ -	$ -	$23,219,983

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$57,274,184	$ -	$ -	$57,274,184
Short-Term Investments	974	-	-	974
Total Investments in Securities	$57,275,158	$ -	$ -	$57,275,158

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$58,617,333	$ -	$ -	$58,617,333
Short-Term Investments	282,432	-	-	282,432
Total Investments in Securities	$58,899,765	$ -	$ -	$58,899,765

See schedule of investments for breakout of investment company types.

32	Annual Report 2023

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2023, continued

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For the fiscal year ended September 30, 2023, no fund had any post October losses and any late year losses.

At September 30, 2023, the Funds’ most recent fiscal year end, the following Capital Loss Carryover were available:

	Infinite Short-Term	Infinite Long-Term	Total
UPGRADER FUND	$(20,298,563)	$(909,787)	$(21,208,350)
AGGRESSIVE FUND	(3,875,299)	-	(3,875,299)
CONSERVATIVE UPGRADER	(5,468,524)	-	(5,468,524)
FLEXIBLE INCOME FUND	(11,247,568)	-	(11,247,568)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2020-2023, or expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Reclassification of Capital Accounts. Capital stock and accumulated losses (consisting of accumulated net investment income (loss) and accumulated net realized gain (loss)) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds. Differences primarily relate to the tax treatment of in-kind gain (loss) for the Upgrader Fund and Aggressive Fund. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. Accordingly, at September 30, 2023, reclassifications  were recorded as follows:

	Upgrader Fund	Aggressive Fund
Distributable Earnings	$1,218,294	($1,076,868)
Capital Stock	(1,218,294)	1,076,868

Annual Report 2023	Fundxfunds.com	33

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2023, continued

I. Fund of Funds. Each Fund relies on Section 12(d)(1)(F) of the 1940 Act that permits each Fund to invest in unaffiliated funds subject to certain guidelines including that each Fund (together with its affiliated funds) may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund. Generally, Section 12(d)(1) of the 1940 Act (and the rules thereunder) restricts investments by registered investment companies in securities of other registered investment companies, including the Underlying Funds. The acquisition of shares of the Underlying Funds by each Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by the Underlying Funds that permits registered investment companies such as each Fund to invest in the Underlying Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that each Fund enter into an agreement with the Underlying Fund regarding the terms of the investment.

J. Share Transactions. Shares of the Upgrader Fund and Aggressive Fund (the “FundX ETFs”) are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their NAVs. The FundX ETFs issues and redeems shares on a continuous basis at NAV generally in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, retail investors are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The FundX ETFs offers one class of shares, which has no front-end sales loads, no deferred sales charges, and no redemption fees. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the FundX ETFs is $300, payable to the custodian. In addition, a variable fee may be charged on all cash transactions, substitutes, non-standard orders, or partial cash purchases for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the transactions. Variable fees received by the FundX ETFs, if any, are displayed in the capital share transactions sections of the Statements of Change in Net Assets.

K. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued. The Board, at a board meeting held on May 17, 2023, approved converting the Conservative Upgrader Fund and Flexible Income Fund into ETFs by the reorganization of each Fund into a corresponding ETF, FundX Conservative ETF and FundX Flexible ETF, respectively. Each ETF will be a newly created series of the Trust. The reorganization was completed on October 6, 2023.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor to furnish all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million and 0.80% on net assets of $750 million to $1 billion and 0.70% for assets over $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund.

The Upgrader Fund and Aggressive Fund pay the Advisor a unitary management fee, whereby the Advisor has agreed to pay all expenses of the Funds, except for (i) brokerage expenses and other fees incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions, (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (iii) extraordinary expenses, (iv) interest and taxes of any kind or nature, and (v) any fees and expense related to the provision of securities lending services.

For the year ended September 30, 2023, the Upgrader Fund, Aggressive Fund, Conservative Fund and Flexible Income Fund, incurred $1,439,013, $253,148, $651,673 and $434,997 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the total operating expenses, excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses, of the Conservative Fund and Flexible Income Fund (the “Mutual Funds”) by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets would not exceed the following:

CONSERVATIVE FUND	1.35%
FLEXIBLE INCOME FUND	0.99%

The contract is in effect through February 4, 2025 and may be terminated at any time by the Board upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Mutual Funds, subject to limitations, for fees waived and/or Mutual Fund expenses it pays over the following thirty-six months after such payment. The Mutual Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2023, the Advisor waived $8,352, $11,866, $89,143 and $115,112 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund and Flexible Income Fund, respectively.

34	Annual Report 2023

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2023, continued

At September 30, 2023, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Mutual Funds that may be recouped was $89,969 and $162,531, respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2024	2025	2026	Total
CONSERVATIVE FUND	$ -	$826	$89,143	$89,969
FLEXIBLE INCOME FUND	10,233	37,186	115,112	162,531

U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the year ended September 30, 2023 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as the principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). The Custodian is an affiliate of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. Fund Services and the Funds have agreed that Fund Services will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2023, this expense reduction, in aggregate, equaled $3,840, $591, $21,605 and $21,277 for the Upgrader Fund, Aggressive Fund, Conservative Fund and Flexible Income Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding in-kind purchases and sales and short-term investments, for the year ended September 30, 2023, were as follows:

	Purchases	Sales
UPGRADER FUND	$264,933,568	$271,440,416
AGGRESSIVE FUND	46,520,435	47,208,038
CONSERVATIVE FUND	142,106,014	153,064,370
FLEXIBLE INCOME FUND	130,097,170	137,375,705

For the year ended September 30, 2023, the cost of in-kind purchases and proceeds from in-kind redemptions were as follows:

	Purchases	Sales
UPGRADER FUND	$34,334,969	$47,760,220
AGGRESSIVE FUND	6,574,410	10,675,390

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2023 and the year ended September 30, 2022 were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$3,492,000	$ -	$2,648,836	$58,309,251
AGGRESSIVE FUND	394,155	-	969,049	8,656,769
CONSERVATIVE FUND	1,746,526	-	2,689,504	11,932,968
FLEXIBLE INCOME FUND	1,942,742	-	2,007,391	-

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the year ended September 30, 2023 and tax year ended September 30, 2022.

Annual Report 2023	Fundxfunds.com	35

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2023, continued

As of September 30, 2023, the Funds’ most recent fiscal year end, components of distributable earnings on a tax basis were as follows:

	UPGRADER FUND	AGGRESSIVE FUND	CONSERVATIVE FUND
Cost of investments	$129,268,258	$22,231,962	$57,081,980
Gross tax unrealized appreciation	6,568,221	1,194,817	1,218,121
Gross tax unrealized depreciation	(993,798)	(206,796)	(1,024,943)
Net tax unrealized appreciation (depreciation)	$5,574,423	$988,021	$193,178
Undistributed ordinary income	$1,344,839	$283,737	$214,810
Undistributed long-term capital gain	-	-	-
Total distributable earnings	$1,344,839	$283,737	$214,810
Other accumulated loss	(21,208,350)	(3,875,299)	(5,468,524)
Total accumulated gain/(loss)	$(14,289,088)	$(2,603,541)	$(5,060,536)

			FLEXIBLE FUND
Cost of investments			$59,914,895
Gross tax unrealized appreciation			179,235
Gross tax unrealized depreciation			(1,194,365)
Net tax unrealized appreciation (depreciation)			$(1,015,130)
Undistributed ordinary income			$1,288,660
Undistributed long-term capital gain			-
Total distributable earnings			$1,288,660
Other accumulated loss			(11,247,568)
Total accumulated gain/(loss)			$(10,974,038)

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. had made available a $25 million unsecured line of credit pursuant to a Loan and Security Agreement for the Mutual Funds (“Loan Agreement”) in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the year ended September 30, 2023, the average interest rate on the credit facility was the prime rate for each of the Funds. The Upgrader Fund utilized the unsecured line of credit pursuant to the Loan Agreement from October 1, 2022 to October 14, 2022. Advances were not collateralized by a first lien against the Funds’ assets. During the year ended September 30, 2023, the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at September 30, 2023
UPGRADER FUND	$5,534	$2,020,000	$320	6.25%	$-
CONSERVATIVE FUND	10,655	1,000,000	810	7.77%	293,000
FLEXIBLE INCOME FUND	8,718	620,000	619	7.77%	-

36	Annual Report 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

FundX Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FundX ETF, FundX Aggressive ETF, FundX Conservative Upgrader Fund, and FundX Flexible Income Fund (the “Funds”), each a series of FundX Investment Trust (the “Trust”), including the schedules of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five year years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 27, 2023

Annual Report 2023	Fundxfunds.com	37

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)

As a shareholder of the FundX Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the Funds also incur acquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/23	Value 9/30/23	During the Period*
UPGRADER FUND
Actual	$1,000.00	$1,026.90	$5.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.06	$5.06
AGGRESSIVE FUND
Actual	$1,000.00	$1,044.30	$5.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.06	$5.05
CONSERVATIVE FUND
Actual	$1,000.00	$1,019.20	$6.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.42	$6.71
FLEXIBLE INCOME FUND
Actual	$1,000.00	$988.50	$4.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.19	$4.93

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for Upgrader Fund, Aggressive Fund, Conservative Fund, and Flexible Income Fund were 1.00%, 1.00%, 1.33% and 0.97%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 to reflect the one-half year period.

38	Annual Report 2023

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their years of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolution for algorithm based trading signals), 2006-2016.	4	Director, Balco, Inc., (2018-2020).
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Lead Independent Trustee	Indefinite term; Since April 2014	Retired; Certified Public Accountant; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	4	None
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (Consulting Services) (1980-Present).	4	Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010- Present). Trustee, Firsthand Funds (two portfolios) (2013- Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, an operator that sponsors iShares Gold Trust, iShares Silver Trust, iShares S&P GSCI Commodity- Indexed Trust, and iShares Gold Trust Micro (2009-Present).
Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	Managing Director, One Capital Management, LLC, 2022-present; President, FundX Investment Group, LLC, 1978-2022.	4	None

Annual Report 2023	Fundxfunds.com	39

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED), continued

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jeff Smith (born 1975) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	President Secretary	Indefinite Term; Since March 2018	Managing Director, One Capital Management, LLC, 2022-present; Managing Partner, FundX Investment Group, LLC, 2001-2022.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chief Compliance Officer Treasurer	Since August 2015 Indefinite Term; Since April 2014	Managing Director, One Capital Management, LLC, 2022-present; Portfolio Manager, FundX Investment Group, LLC, 1990-2022.	N/A	N/A

40	Annual Report 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At a Board Meeting held on August 24, 2023 (the “Meeting”), the Fund’s Board of Trustees (the “Board”), by a unanimous vote, including a separate vote of those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”))(“Independent Trustees”), considered and approved the current investment advisory agreement (“Current Advisory Agreement”) between One Capital Management, LLC (“OCM”) and FundX Investment Trust (the “Trust”), on behalf of the FundX Conservative Upgrader Fund and FundX Flexible Income Fund (the “Funds”), for renewal and continuation for an additional one-year period ending August 29, 2024. The Board also, by unanimous vote, including a separate vote by the Independent Trustees, considered and approved an amendment to the current ETF advisory agreement between OCM and the Trust (“ETF Advisory Agreement”) to add the two new proposed ETFs, the FundX Conservative ETF and the FundX Flexible ETF (the “New ETFs”) for a two-year term to commence upon the merger of the FundX Conservative Upgrader Fund and the FundX Flexible Income Fund into the New ETFs. The Board also, by unanimous vote, including a separate vote by the Independent Trustees, considered and approved the renewal and continuation of the ETF Advisory Agreement for the FundX ETF and the FundX Aggressive ETF (the “Current ETFs”) for an additional one-year term. and

In connection with their deliberations related to both the Current Advisory Agreement and the ETF Advisory Agreement, (together, the “Advisory Agreements”), the Board (with the advice from independent legal counsel) requested, and OCM provided, all relevant information deemed to be reasonably necessary to ensure that the Board and the Independent Trustees could gain a sufficiently detailed understanding of the services currently provided by OCM.

The Board considered a variety of factors in connection with its review of the Advisory Agreements, also taking into account information provided by OCM during the course of the year and as part of the investment advisory agreement consideration and review process. The following summarizes key factors considered:

The Board noted and duly considered that there are no material differences between the ETF Advisory Agreement and the Current Advisory Agreement, with the exception of the unitary fee structure in the ETF Advisory Agreement. The Board received and reviewed extensive information and documentation from OCM relating to the Funds, along with the Current ETFs and the New ETFs (together, the “FundX ETFs” and collectively with the Funds, the “FundX Funds”), including information regarding investment personnel of OCM, historical performance and the resources of OCM. The Board reviewed and considered detailed information about the structure, operations, organization, personnel, and financial capabilities of OCM. Additionally, information and analysis previously provided by OCM over the course of their service to both the Funds and the Current ETFs was considered in evaluating the amendment to and reapproval of the continuation of the Advisory Agreements. In preparation for the Meeting, the Board was provided with, and the Board reviewed and considered extensive information regarding the FundX Funds, detailing the services provided by OCM to each of the Funds under the Advisory Agreements as well as the services to be provided by OCM to the New ETFs.

In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision to approve the Advisory Agreements, rather the Board based its determination on the aggregated information available to it, and each Trustee may have attributed different weights to the various factors and information.

●	In considering the nature, extent, and quality of the services to be provided by OCM, the Board considered information it believed necessary to assess the stability and viability of OCM and to assess the ongoing nature and quality of services to be provided to the FundX Funds. The Board reviewed details of the organizational structure of OCM, as well as the financial resources of OCM and their ability to service the FundX Funds

In addition, the Board took note of its comprehensive review of OCM, both at earlier meetings and the Meeting, in connection with the annual approval of the Advisory Agreements. The Board considered OCM’s specific responsibilities in all aspects of the day-to-day management of the FundX Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the FundX Funds. The Board reviewed the services that OCM is obligated to provide to the FundX Funds, noting to what degree those services extend beyond portfolio management. The Trustees also considered the compliance policies and procedures of OCM, including information regarding the structure and implementation of compliance programs, the responsibilities of chief compliance officers, and the maintenance of compliance records and disaster recovery/business continuity plans. The Board concluded that OCM may be reasonably expected to have sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform their duties under the Advisory Agreements, and that the nature, overall quality, and extent of the management services to be provided to the FundX Funds may reasonably be expected to continue to be satisfactory.

Based on its review, within the context of its full deliberations, the Board concluded that OCM may be reasonably expected to continue to provide the same type and quality of services to the FundX Funds, in particular noting the following:

●	In assessing the quality of the portfolio management and other services provided by OCM, the Board reviewed the performance of the Funds and Current ETFs on both an absolute basis and in comparison, to their peer groups and relevant benchmark indices. The Board considered the long-term outperformance of the FundX Funds relative to their peer groups medians/averages for the ten-year period as of March 31, 2023 for the Current ETFs and June 30, 2023 for the Funds/New ETFs, respectively.

Annual Report 2023	Fundxfunds.com	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED), continued

●	The board noted that the fees under the ETF Advisory Agreement are the same as the fees under the Current Advisory Agreement. As part of its comprehensive review of the cost of OCM’s services, the Board duly considered the structure and level of advisory fees payable by the FundX Funds, including a comparison of those fees to fees charged by a peer group of funds prepared by Broadridge. The Board noted that the ETF Advisory Agreement provides for a unitary fee schedule at the same level as the Current Advisory Agreement whereby OCM would absorb certain other expenses of the FundX ETFs. The Board considered that though the management fees charged by each FundX Fund were above their respective peer group medians/averages, they were still reasonable. The Independent Trustees also considered the fees charged to the FundX Funds in relation to the fees charged to OCM’s private accounts. They noted that the fees charged to the FundX Funds would not be in in excess of fees charged to OCM’s private account clients. The management fees for the FundX Funds were deemed to be reasonable when considered in relation to the additional work the investment advisor is required to perform for FundX Funds’ shareholder accounts, versus private accounts, in particular with respect to added regulatory compliance burdens, expanded disclosure requirements, record keeping and reporting.
●	In considering economies of scale the Board considered OCM’s assertion that, based on the asset size of the FundX Funds, economies of scale had not yet been achieved. The Board also considered that the FundX Funds, with the exception of the FundX Flexible Income Fund and the FundX Flexible ETF, have breakpoints. The Board also considered OCM’s commitment to maintain its cap on each Fund’s expenses for a two-year period after the date of the Transaction. The Board further considered that they would have the opportunity to periodically re-examine whether economies of scale have been achieved.
●	The Board reviewed the profitability of OCM in its capacity managing the FundX Funds. The Board was presented with, and duly considered, representations as to OCM’s financial condition, profitability and operations. In assessing OCM’s profitability, the Trustees reviewed financial information that was provided and considered both the direct and indirect benefits that may be expected to accrue from managing the FundX Funds. The Board concluded that OCM’s profits from managing the FundX Funds would not be excessive and after a review of the relevant financial information provided, concluded that OCM appeared to have adequate capitalization and may reasonably be expected to maintain adequate profit levels to support the FundX Funds.

The Board concluded that the investment advisory fees charged and to be charged by OCM are reasonable and acceptable, based on their consideration and review of the services to be performed and the fees for investment advisory services, in light of overall expense ratios and investment performance of comparable peer group funds, as discussed above.

The Board considered the FundX Funds’ portfolio turnover and brokerage commissions, in particular noting that no “soft dollar” arrangements are currently operative or contemplated and concluded that OCM would not be expected to unduly benefit from such arrangements or receive other “fall out” benefits related to FundX Fund portfolio trading.

In making their decisions, the Board did not identify any one single factor as being controlling; rather the Board examined, weighted and balanced a combination of factors deemed relevant by the Board.

Based on their evaluation of all the material factors summarized above and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including all the Independent Trustees, concluded that the approval of the renewal and continuation of the Current Advisory Agreement and the approval of the renewal and continuation and the amendment to the ETF Advisory Agreement are in the best interests of each FundX Fund and its shareholders.

42	Annual Report 2023

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act 1940. The Program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of the Fund’s Adviser, One Capital Management, LLC as the Funds’ liquidity risk management program administrator, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Adviser has formed a Liquidity Risk Management Committee (the “LRMC”) to manage the day-to-day administration of the Program. The LRMC consists of representatives from Adviser’s operations, compliance and information technology departments.

At the Funds’ Board Meeting in August 2023, the LRMC presented its annual assessment of the Program (“Report”) using data collected through June 30, 2023. The purpose of the Report was to address the operation of the Program, to assess its continued adequacy and effectiveness of implementation, and any material changes to the Program. The Report concluded that (i) the Funds did not experience significant liquidity challenges during the covered period (July 1, 2022 – June 30, 2023); (ii) the Fund’s investment strategy is appropriate for the Upgrader Funds; and (iii) the Program is reasonably designed to assess and manage the liquidity risk of the Funds.

Annual Report 2023	Fundxfunds.com	43

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.fundxfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds’ Semiannual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and maybe reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER FUND	97.42%
AGGRESSIVE FUND	100.00%
CONSERVATIVE FUND	37.14%
FLEXIBLE INCOME FUND	7.12%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

UPGRADER FUND	86.67%
AGGRESSIVE FUND	100.00%
CONSERVATIVE FUND	23.29%
FLEXIBLE INCOME FUND	4.07%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund was as follows:

UPGRADER FUND	0.0%
AGGRESSIVE FUND	0.0%
CONSERVATIVE FUND	0.0%
FLEXIBLE INCOME FUND	0.0%

44	Annual Report 2023

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863]. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.fundxfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Annual Report 2023	Fundxfunds.com	45

FundX Funds & ETFs	Symbol	CUSIP
FundX ETF	XCOR	360876809
FundX Aggressive ETF	XNAV	360876403
FundX Conservative Upgrader Fund	RELAX	360876304
FundX Flexible Income Fund	INCMX	360876205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us:
For more about our funds and strategies: 800-763-8639
For account information: 866-455-FUND
www.fundxfunds.com

Advisor One Capital Management, LLC 13075 Townsgate Road, Suite 350 Westlake Village, California 91361	**Distributor** Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202	**Transfer Agent** U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian U.S. Bank, N.A. Custody Operations 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212	**Independent Registered Public Accounting Firm** Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103	**Legal Counsel** Cravath & Associates, LLC 19809 Shady Brook Way Gaithersburg, MD 20879

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Jan L. Gullett and Gregg B. Keeling are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
( a ) Audit Fees	$91,500	$101,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$11,400	$13,750
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s form N-CSR filed May 31, 2022.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)  /s/ Jeff Smith
                                        Jeff Smith, President/Principal Executive Officer

Date   December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Jeff Smith
                                        Jeff Smith, President/Principal Executive Officer

Date  December 7, 2023

By (Signature and Title)  /s/ Sean McKeon
                                         Sean McKeon, Treasurer/Principal Financial Officer

Date  December 7, 2023